                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       December 31, 2006
                                                        ($ in Thousands)

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

                                               6/06 QTR                     9/06 QTR                     12/06 QTR
                                              ---------                     --------                     ---------
Loan Loss Reserve - Total                    $   24,910                   $   24,993                    $   25,021
                          - General              24,584                       24,864                        24,868
                          - Specific                326                          129                           153
Net Charge-offs (Recoveries) for the Qtr              -                          267                            22
Nonperforming Assets - Total                      6,243                        7,443                         7,257
                          - REO                     502                          479                           952
                          - Nonaccrual            5,741                        6,964                         6,305
Troubled Debt Restructuring                         295                            -                             -

Regulatory Capital Ratios - Tangible          1,187,086     13.51%         1,208,363    13.40%           1,225,228    13.46%
                          - Core              1,187,086     13.51          1,208,363    13.40            1,225,228    13.46
                          - Risk Based        1,205,414     24.87          1,229,055    24.39            1,245,823    24.34

                                               6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD        12/06 QTR
                                               --------      --------       --------     --------        ---------
Loan Originations - Total                    $  630,376    $1,789,361     $  612,986   $2,402,347       $  515,306
                          - Single-Family       280,121       799,450        304,549    1,103,999          232,257
                          - Multi-Family         35,466       106,223         29,274      135,497           25,984
                          - Land                134,101       333,320        125,217      458,537          101,919
                          - Construction        180,688       550,368        153,946      704,314          155,146

                                               6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD        12/06 QTR
                                               --------      --------       --------     --------        ---------
Loan Servicing Fee Income                    $    1,644    $    4,728     $    1,305    $   6,033       $    1,329
Other Fee Income                                    236           677            337        1,014              212
                                               --------      --------       --------     --------         --------
    Total Fee Income                         $    1,880    $    5,405     $    1,642    $   7,047       $    1,541
                                               ========      ========       ========     ========         ========

                                               6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD        12/06 QTR
                                               --------      --------       --------     --------        ---------
Average Loans                                $6,661,569    $6,389,121     $6,895,367   $6,516,723       $7,156,129
Average Earning Assets                        8,473,548     8,258,512      8,722,451    8,375,450        8,875,346
Average Assets                                8,670,617     8,452,272      8,926,270    8,571,128        9,094,860
Average Paying Liabilities                    7,329,227     7,091,429      7,558,803    7,209,233        7,671,418
Operating Expenses/Average Assets                 0.64%         0.63%          0.61%        0.63%            0.61%
Efficiency Ratio                                  20.41         19.60          19.81        19.66            21.29
Amortization of Intangibles                  $      244    $      769     $      231   $    1,000       $      219
Net Interest Margin                               3.00%         3.12%          2.91%        3.06%            2.81%

Repayments                                     6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD        12/06 QTR
----------                                     --------      --------       --------     --------        ---------
     Loans                                   $  431,941    $1,301,337     $  391,851   $1,693,188       $  372,436
     MBS                                         46,246       143,850         43,975      187,825           45,366

EOP Numbers                                    6/06 QTR                     9/06 QTR                     12/06 QTR
-----------                                    --------                     --------                     ---------
Shares Issued and Outstanding                87,255,600                   87,338,824                    87,434,482

Share repurchase information                   6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD        12/06 QTR
----------------------------                   --------      --------       --------     --------        ---------
Remaining shares auth. for repurchase         3,310,014     3,310,014      3,310,014    3,310,014        3,310,014
Shares repurchased                                    -             -              -            -                -
Average share repurchase price               $        -    $        -     $        -    $       -       $        -


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Tangible Book Value                             6/06 QTR                     9/06 QTR                     12/06 QTR
-------------------                             --------                    ---------                     ---------
     $ Amount                                 $1,162,734                   $1,206,461                    $1,223,549
     Per Share                                     13.33                        13.81                         13.99
# of Employees                                       761                          765                           749
Tax Rate - Going Forward                           34.25%                       35.50%                        35.50%

                                            AS OF  6/30/06               AS OF  9/30/06                AS OF 12/31/06
                                           ----------------             ----------------              ----------------
Loan Portfolio by Category                   AMOUNT      %                AMOUNT      %                 AMOUNT      %
--------------------------                   ------      -                ------      -                 ------      -
     Single-Family Residential            $ 5,234,829  70.5%           $ 5,416,501  70.3%           $  5,490,565  70.0%
     Multi-Family                             519,567   7.0                527,718   6.9                 534,688   6.8
     Construction                           1,071,822  14.4              1,090,363  14.1               1,106,406  14.1
     Land                                     602,772   8.1                666,812   8.7                 713,089   9.1
                                           ----------  ----             ----------  ----              ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)   $ 7,428,990  100%            $ 7,701,394  100%            $  7,844,748  100%
                                           ==========  ====             ==========  ====              ==========  ====

                                                AS OF 6/30/06              AS OF 9/30/06                AS OF 12/31/06
                                           -----------------------     -----------------------      ----------------------
Deposits by State                            AMOUNT      %      #        AMOUNT       %     #          AMOUNT     %     #
-----------------                            ------      -      -        ------       -     -          ------     -     -
     WA                                    $2,423,204  45.9%    43     $2,442,956   45.9%   43      $2,465,305  46.0%   43
     ID                                       541,506  10.2     16        540,221   10.2    16         546,032  10.2    16
     OR                                     1,001,512  19.0     27      1,022,661   19.3    28       1,031,381  19.2    28
     UT                                       312,931   5.9     10        320,605    6.0    10         329,920   6.2    10
     NV                                       126,773   2.4      3        126,103    2.4     3         127,918   2.4     3
     TX                                        59,970   1.1      3         52,451    1.0     3          58,885   1.1     4
     AZ                                       818,063  15.5     20        806,729   15.2    20         798,597  14.9    20
                                           ----------  ----    ---     ----------   ----   ---      ----------  ----   ---
     Total                                 $5,283,959  100%    122     $5,311,726   100%   123      $5,358,038  100%   124
                                           ==========  ====    ===     ==========   ====   ===      ==========  ====   ===

                                                 6/06 QTR                    9/06 QTR                    12/06 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   30,195   0.6%           $   24,151   0.5%           $   31,526   0.6%
NOW (interest)                                  192,604   3.6               211,564   4.0               231,186   4.3
Savings (passbook/stmt)                         167,128   3.2               161,098   3.0               158,284   3.0
Money Market                                    785,306  14.9               743,317  14.0               739,188  13.8
CD's                                          4,108,726  77.7             4,171,596  78.5             4,197,854  78.3
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $5,283,959  100%            $5,311,726  100%            $5,358,038  100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,435,791                  $1,449,095                  $1,482,114

Brokered Deposits                            $        -                  $        -                  $        -


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